MARRIOTT INTERNATIONAL FIRST QUARTER 2018 EARNINGS CONFERENCE CALL

FORWARD-LOOKING STATEMENTS NOTE ON FORWARD-LOOKING STATEMENTS: This document contains “forward-looking statements” within the meaning of federal securities laws, including our RevPAR, profit margin and earnings outlook and assumptions; the number of lodging properties we expect to add to or remove from our system in the future; the timeline for the unification and combination of our loyalty programs; our expectations regarding the estimates of the impact of new accounting standards and the new tax law; our expectations about investment spending and tax rate; and similar statements concerning anticipated future events and expectations that are not historical facts. We caution you that these statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including those we identify below and other risk factors that we identify in our most recent quarterly report on Form 10-Q or annual report on Form 10-K. Risks that could affect forward-looking statements in this document include changes in market conditions; changes in global and regional economies; supply and demand changes for hotel rooms; competitive conditions in the lodging industry; relationships with clients and property owners; the availability of capital to finance hotel growth and refurbishment; the extent to which we can continue to successfully integrate Starwood and realize the anticipated benefits of combining Starwood and Marriott; changes to our provisional estimates of the impact of the U.S. Tax Cuts and Jobs Acts of 2017; and changes to our estimates of the impact of the new revenue recognition accounting standard. Any of these factors could cause actual results to differ materially from the expectations we express or imply in this press release. We make these forward-looking statements as of May 8, 2018. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. 2

REVPAR RESULTS COMPARABLE SYSTEMWIDE PROPERTIES 2018 First Quarter First Quarter Outlook Results as of February 14, 2018 Greater China 11.5% Rest of Asia Pacific 8.8% Asia Pacific 10.0% Mid-single digit rate Caribbean & Latin America 8.9% Mid-single digit rate Europe 5.9% Mid-single digit rate Middle East & Africa 3.2% Flat International 7.5% 3% to 5% North America 2.0% Flat to up 2% Worldwide 3.6% 1% to 3% 3

NORTH AMERICA REVPAR RESULTS
COMPARABLE SYSTEMWIDE PROPERTIES

NORTH AMERICA	2018 First Quarter
Luxury	4.3%
Upper Upscale	1.0%
Limited-Service	2.5%
Total North America	2.0%
Segmentation[1]:	
Group	~ flat
Transient	~ 2.5%

North America up 2.7% after adjusting for Easter timing, 2017 Inauguration, and hurricane impact.

Group constrained by Easter timing and 2017 Inauguration. Q1 exceeded expectations due to stronger group attendance and stronger limited-service hotel demand. Upper upscale and luxury group revenue pace up roughly 4% for second quarter and 1 to 2% for second half of 2018.

Transient growth reflects improved special corporate pricing, reduced Legacy-Starwood discounting, higher international arrivals, and improved corporate and leisure demand.

[1]Based on reservations data

4

INTEGRATION 2018 Integration To Date • Combined financial reporting systems • Integrated North American sales organization • Recycled $170 million of capital Integration Coming Soon • All inventory available through Marriott and Starwood websites and apps • Unified loyalty programs • Co-branded credit cards launching • Phased roll-out of all properties to one reservation system • Continued integration cost savings 5

INNOVATING WHILE INTEGRATING • Expanding Marriott Moments • Launched new Alibaba storefront • Management agreement for Ritz-Carlton luxury yacht • Piloting Tribute Portfolio Homes • Launched new Customer Recognition Platform • Reduced group intermediary commission rates 6

SUBSTANTIAL ROOMS GROWTH SpringHill Suites By Marriott, New Orleans Aloft Celaya, Mexico The St. Regis Bahia Beach Resort, Puerto Rico Sheraton Grand Danang  Resort, Vietnam Marriott, Mena House, Cairo The Ritz‐Carlton Ras Al Khaimah, Al Hamra Beach 7

DEVELOPMENT PIPELINE NEARLY 465,000 ROOMS 18% Upper 49% North Midscale 45% Signed America New Build 41% Upscale 45% Under Construction 30% Asia Pacific 11% Luxury 30% Upper Upscale 8% 9% MEA Europe 4% CALA 3% Signed 7% Approved, Conversions not signed 8

FIRST QUARTER 2018 Q1 2017 B/(W) ($ millions, except EPS) Q1 2018 Unit, RevPAR and IMF growth, higher credit card fees, Gross fee revenues $845 $759 11% and favorable FX Contract investment amortization (18) (11) (64)% Impact of sale of Owned, leased, and other, net 70 72 (3)% four properties Depreciation, amortization, and other (54) (51) (6)% offset by higher termination fees General, administrative, and other (247) (212) (17)% Gains and other income, net 59 -- NM $35M additional profit-sharing match Reported Operating Income $500 $546 (8)% $53M gain on sale Adjusted Operating Income $596 $554 8% of two Buenos Aires hotels Reported Net Income $398 $371 7% Adjusted Net Income $487 $375 30% Reported Fully Diluted EPS $1.09 $0.95 15% Adjusted Fully Diluted EPS $1.34 $0.96 40% Adjusted results exclude merger‐related costs and charges, cost reimbursement revenue and reimbursed expenses.  Q1 2018 adjusted results also exclude a net adjustment to  9 the tax charge related to the U.S. Tax Cuts and Jobs Act of 2017, and Avendra gain.

REVPAR RESULTS & OUTLOOK 2018 2018E 2018E Systemwide Comparable First Quarter Second Quarter Full Year Asia Pacific 10.0% High-single digit rate High-single digit rate Caribbean & Latin 8.9% Mid-single digit rate Mid-single digit rate America Europe 5.9% Mid-single digit rate Mid-single digit rate Down Mid-single Middle East & Africa 3.2% Flat digit rate International 7.5% 5% to 6% 5% to 6% North America 2.0% 3% to 4% 2% to 3% Worldwide 3.6% 3% to 4% 3% to 4% 10

SECOND QUARTER 2018 OUTLOOK ($ millions, except EPS) Second Quarter Second Quarter 2018 Outlook Estimated 2017 Gross fee revenues $935 to $945 $848 Contract investment amortization Approx. $15 Owned, leased and other revenue, net Approx. $80 Depreciation, amortization, and other Approx. $55 General, administrative, and other Approx. $250 Operating income $695 to $705 Gains and other income Approx. $10 Net interest expense Approx. $80 Equity in earnings (losses) Approx. $10 Earnings per share $1.34 to $1.36 Adjusted EBITDA $880 to $890 $820 Second Quarter Estimated 2017 has been recast to reflect the full retrospective application of the new revenue standard, as if adopted on January 1, 2016.  Second Quarter  2018 Outlook does not include the impact of merger‐related costs and charges, cost reimbursement revenue or reimbursed expenses. 11

2018 FULL YEAR OUTLOOK ($ millions, except EPS) Feb 14, 2018 Full Year 2018 Full Year Full Year Outlook Estimated 2017 2018 Outlook Gross fee revenues $3,650 to $3,690 $3,295 $3,535 to $3,620 Contract investment amortization Approx. $60 Approx. $55 Owned, leased and other revenue, net Approx. $300 $285 to $295 Depreciation, amortization, and other Approx. $225 Approx. $230 General, administrative, and other $940 to $950 $935 to $945 Operating income $2,715 to $2,765 $2,590 to $2,695 Gains and other income $65 to $70 Approx. $45 Net interest expense Approx. $305 Approx. $305 Equity in earnings (losses) Approx. $40 Approx. $40 Earnings per share $5.43 to $5.55 $5.11 to $5.34 Tax rate 23% 22% Adjusted EBITDA $3,445 to $3,500 $3,131 $3,315 to $3,420 Full Year Estimated 2017 has been recast to reflect the full retrospective application of the new revenue standard, as if adopted on January 1, 2016.  Full Year 2018 Outlook  does not include the impact of merger‐related costs and charges, cost reimbursement revenue, reimbursed expenses, the net tax charge and the increase in the Avendra gain.   12

2018 OUTLOOK • Does not include merger-related costs and charges, cost reimbursement revenue or reimbursed expenses • Excludes the net tax charge and the increase in the Avendra gain, which were reported in the 2018 first quarter • $600 million to $700 million investment spending, including $225 million for maintenance capital • Assumes no further asset sales • At least $3 billion return to shareholders 13

QUESTIONS & ANSWERS 14

Non-GAAP Reconciliations

MARRIOTT INTERNATIONAL, INC. PRESS RELEASE SCHEDULES TABLE OF CONTENTS QUARTER 1, 2018 Consolidated Statements of Income - As Reported A-1 Non-GAAP Financial Measures A-2 Total Lodging Products A-3 Key Lodging Statistics A-6 Adjusted EBITDA A-8 Adjusted EBITDA Forecast - Second Quarter 2018 A-9 Adjusted EBITDA Forecast - Full Year 2018 A-10 Explanation of Non-GAAP Financial and Performance Measures A-11

MARRIOTT INTERNATIONAL, INC.
CONSOLIDATED STATEMENTS OF INCOME - AS REPORTED
FIRST QUARTER 2018 AND 2017
(in millions except per share amounts, unaudited)

	As Reported Three Months Ended March 31, 2018	As Reported [10] Three Months Ended March 31, 2017	Percent Better/(Worse) Reported 2018 vs. 2017
REVENUES			
Base management fees	$ 273	$ 264	3
Franchise fees [1]	417	355	17
Incentive management fees	155	140	11
Gross Fee Revenues	**845**	**759**	**11**
Contract investment amortization [2]	(18)	(11)	(64)
Net Fee Revenues	**827**	**748**	**11**
Owned, leased, and other revenue [3]	406	428	(5)
Cost reimbursement revenue [4]	3,773	3,736	1
Total Revenues	**5,006**	**4,912**	**2**
OPERATING COSTS AND EXPENSES			
Owned, leased, and other - direct [5]	336	356	6
Reimbursed expenses [4]	3,835	3,696	(4)
Depreciation, amortization, and other [6]	54	51	(6)
Merger-related costs and charges	34	51	33
General, administrative, and other [7]	247	212	(17)
Total Expenses	**4,506**	**4,366**	**(3)**
OPERATING INCOME	**500**	**546**	**(8)**
Gains and other income, net [8]	59	-	*
Interest expense	(75)	(70)	(7)
Interest income	5	7	(29)
Equity in earnings [9]	13	11	18
INCOME BEFORE INCOME TAXES	**502**	**494**	**2**
Provision for income taxes	(104)	(123)	15
NET INCOME	**$ 398**	**$ 371**	**7**
EARNINGS PER SHARE			
Earnings per share - basic	$ 1.11	$ 0.96	16
Earnings per share - diluted	$ 1.09	$ 0.95	15
Basic Shares	358.4	384.9	
Diluted Shares	363.3	390.0	

* Calculated percentage is not meaningful.

[1] Franchise fees include fees from our franchise agreements, application and relicensing fees, licensing fees from our timeshare, credit card programs, and residential branding fees.

[2] Contract investment amortization includes amortization of payments made to obtain contracts with our owner and franchisee customers, and any related impairments, accelerations, or write-offs.

[3] Owned, leased, and other revenue includes revenue from the properties we own or lease, termination fees, and other revenue.

[4] Cost reimbursement revenue includes reimbursements from properties for property-level and centralized programs and services that we operate for the benefit of our hotel owners. Reimbursed expenses include costs incurred by Marriott for certain property-level operating expenses and centralized programs and services.

[5] Owned, leased, and other - direct expenses include operating expenses related to our owned or leased hotels, including lease payments and pre-opening expenses.

[6] Depreciation, amortization, and other expenses include depreciation for fixed assets, amortization of capitalized costs incurred to acquire management, franchise, and license agreements, and any related impairments, accelerations, or write-offs.

[7] General, administrative, and other expenses include our corporate and business segments overhead costs and general expenses.

[8] Gains and other income, net includes gains and losses on the sale of real estate, the sale or impairment of joint ventures and investments, and results from other equity investments.

[9] Equity in earnings include our equity in earnings or losses of unconsolidated equity method investments.

[10] On January 1, 2018, we adopted ASU 2014-09. This column reflects our recast 2017 results under the new accounting standard.

A-1

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ($ in millions except per share amounts) The following table presents our reconciliations of Adjusted operating income, Adjusted operating income margin, Adjusted net income, and Adjusted diluted EPS, to the most directly comparable GAAP measure. Adjusted total revenues is used in the determination of Adjusted operating income margin. Three Months Ended Percent March 31, March 31, Better/ 2018 2017 1 (Worse) Total revenues, as reported$ 5,006 $ 4,912 Less: Cost reimbursement revenue (3,773) (3,736) Adjusted total revenues** 1,233 1,176 Operating income, as reported 500 546 Less: Cost reimbursement revenue (3,773) (3,736) Add: Reimbursed expenses 3,835 3,696 Add: Merger-related costs, charges, and other 2 34 48 Adjusted operating income ** 596 554 8% Operating income margin 10% 11% Adjusted operating income margin ** 48% 47% Net income, as reported 398 371 Less: Cost reimbursement revenue (3,773) (3,736) Add: Reimbursed expenses 3,835 3,696 Add: Merger-related costs, charges, and other 2 34 48 Less: Gain on sale of Avendra (5) - Income tax effect of above adjustments (24) (4) Add: U.S. Tax Cuts and Jobs Act of 2017 22 - Adjusted net income **$ 487 $ 375 30% Diluted EPS, as reported$ 1.09 $ 0.95 Adjusted Diluted EPS**$ 1.34 $ 0.96 40% ** Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for information about our reasons for providing these alternative financial measures and the limitations on their use. 1 On January 1, 2018, we adopted ASU 2014-09. This column reflects our recast 2017 results under the new accounting standard. 2 Merger-related costs, charges, and other includes Starwood merger costs presented in the “Merger-related costs and charges” caption of our Income Statement and purchase accounting revisions. A-2

MARRIOTT INTERNATIONAL, INC.
TOTAL LODGING PRODUCTS
As of March 31, 2018

	North America		Total International		Total Worldwide	
	Units	Rooms	Units	Rooms	Units	Rooms
Managed	**820**	**249,049**	**1,076**	**286,868**	**1,896**	**535,917**
Marriott Hotels	127	67,939	166	48,287	293	116,226
Sheraton	28	23,646	182	62,663	210	86,309
Sheraton Residences	-	-	2	262	2	262
Courtyard	240	38,354	89	19,044	329	57,398
Westin	46	25,127	67	21,508	113	46,635
Westin Residences	1	65	1	264	2	329
The Ritz-Carlton	38	10,958	56	15,166	94	26,124
The Ritz-Carlton Residences	35	4,554	10	925	45	5,479
The Ritz-Carlton Serviced Apartments	-	-	5	697	5	697
JW Marriott	16	10,059	48	19,125	64	29,184
Renaissance	27	11,773	52	16,653	79	28,426
Le Méridien	4	720	73	20,102	77	20,822
Residence Inn	108	16,519	6	643	114	17,162
Four Points	1	134	62	15,201	63	15,335
W Hotels	26	7,950	23	5,571	49	13,521
W Residences	9	1,078	4	471	13	1,549
The Luxury Collection	6	2,294	50	8,785	56	11,079
St. Regis	10	1,990	31	7,043	41	9,033
St. Regis Residences	7	585	6	516	13	1,101
Aloft	1	330	33	7,842	34	8,172
Gaylord Hotels	5	8,108	-	-	5	8,108
Delta Hotels	25	6,764	-	-	25	6,764
SpringHill Suites	30	4,854	-	-	30	4,854
Protea Hotels	-	-	37	4,356	37	4,356
Marriott Executive Apartments	-	-	29	4,270	29	4,270
Fairfield Inn & Suites	6	1,432	19	2,715	25	4,147
Autograph Collection	4	1,204	6	1,456	10	2,660
TownePlace Suites	16	1,840	-	-	16	1,840
EDITION	2	567	2	699	4	1,266
EDITION Residences	1	25	-	-	1	25
Element	1	180	5	1,085	6	1,265
Moxy	-	-	4	599	4	599
Tribute Portfolio	-	-	3	559	3	559
Bulgari	-	-	4	356	4	356
Bulgari Residences	-	-	1	5	1	5

A-3

MARRIOTT INTERNATIONAL, INC.
TOTAL LODGING PRODUCTS
As of March 31, 2018

	North America		Total International		Total Worldwide	
	Units	Rooms	Units	Rooms	Units	Rooms
Franchised	**3,942**	**572,417**	**466**	**100,217**	**4,408**	**672,634**
Courtyard	743	99,006	62	11,600	805	110,606
Fairfield Inn & Suites	904	82,628	6	1,157	910	83,785
Marriott Hotels	215	66,927	50	13,838	265	80,765
Residence Inn	647	76,728	4	347	651	77,075
Sheraton	163	48,313	62	17,768	225	66,081
SpringHill Suites	363	41,589	-	-	363	41,589
Westin	81	26,544	24	7,616	105	34,160
Westin Residences	2	201	-	-	2	201
TownePlace Suites	329	33,128	-	-	329	33,128
Four Points	143	21,877	47	7,320	190	29,197
Autograph Collection	80	17,358	45	10,837	125	28,195
Renaissance	58	16,594	25	6,963	83	23,557
Aloft	98	14,496	13	2,037	111	16,533
The Luxury Collection	11	2,683	37	6,953	48	9,636
The Luxury Collection Residences	1	91	1	64	2	155
Le Méridien	16	3,417	15	4,022	31	7,439
Delta Hotels	26	5,984	1	339	27	6,323
JW Marriott	10	4,425	6	1,624	16	6,049
Tribute Portfolio	16	4,654	9	975	25	5,629
Moxy	6	1,347	16	3,411	22	4,758
Element	28	3,943	2	293	30	4,236
Protea Hotels	-	-	40	2,968	40	2,968
The Ritz-Carlton	1	429	-	-	1	429
The Ritz-Carlton Residences	1	55	-	-	1	55
Bulgari	-	-	1	85	1	85
Owned/Leased	**30**	**8,241**	**35**	**9,107**	**65**	**17,348**
Courtyard	19	2,814	3	645	22	3,459
Sheraton	2	1,299	5	2,126	7	3,425
Marriott Hotels	3	1,664	5	1,625	8	3,289
Protea Hotels	-	-	9	1,415	9	1,415
Westin	1	1,073	1	246	2	1,319
W Hotels	1	509	2	665	3	1,174
Renaissance	1	317	3	749	4	1,066
The Ritz-Carlton	-	-	2	553	2	553
JW Marriott	-	-	1	496	1	496
St. Regis	1	238	1	160	2	398
Residence Inn	1	192	1	140	2	332
The Luxury Collection	-	-	2	287	2	287
Tribute Portfolio	1	135	-	-	1	135
Unconsolidated Joint Ventures	**37**	**6,271**	**96**	**11,772**	**133**	**18,043**
AC Hotels by Marriott	37	6,271	90	11,353	127	17,624
Autograph Collection	-	-	6	419	6	419
Timeshare*	**70**	**18,313**	**19**	**3,873**	**89**	**22,186**
Marriott Vacations Worldwide	51	11,249	15	2,406	66	13,655
Vistana	19	7,064	4	1,467	23	8,531
Grand Total	**4,899**	**854,291**	**1,692**	**411,837**	**6,591**	**1,266,128**

*Timeshare property and room counts are included on this table in their geographical locations. For external reporting purposes, these counts are captured in the Corporate segment.

A-4

MARRIOTT INTERNATIONAL, INC.
TOTAL LODGING PRODUCTS
As of March 31, 2018

	North America		Total International		Total Worldwide	
Total Systemwide	Units	Rooms	Units	Rooms	Units	Rooms
Luxury	**176**	**48,490**	**293**	**70,246**	**469**	**118,736**
JW Marriott	26	14,484	55	21,245	81	35,729
The Ritz-Carlton	39	11,387	58	15,719	97	27,106
The Ritz-Carlton Residences	36	4,609	10	925	46	5,534
The Ritz-Carlton Serviced Apartments	-	-	5	697	5	697
The Luxury Collection	17	4,977	89	16,025	106	21,002
The Luxury Collection Residences	1	91	1	64	2	155
W Hotels	27	8,459	25	6,236	52	14,695
W Residences	9	1,078	4	471	13	1,549
St. Regis	11	2,228	32	7,203	43	9,431
St. Regis Residences	7	585	6	516	13	1,101
EDITION	2	567	2	699	4	1,266
EDITION Residences	1	25	-	-	1	25
Bulgari	-	-	5	441	5	441
Bulgari Residences	-	-	1	5	1	5
Full Service	**932**	**339,826**	**832**	**243,547**	**1,764**	**583,373**
Marriott Hotels	345	136,530	221	63,750	566	200,280
Sheraton	193	73,258	249	82,557	442	155,815
Sheraton Residences	-	-	2	262	2	262
Westin	128	52,744	92	29,370	220	82,114
Westin Residences	3	266	1	264	4	530
Renaissance	86	28,684	80	24,365	166	53,049
Autograph Collection	84	18,562	57	12,712	141	31,274
Le Méridien	20	4,137	88	24,124	108	28,261
Delta Hotels	51	12,748	1	339	52	13,087
Gaylord Hotels	5	8,108	-	-	5	8,108
Marriott Executive Apartments	-	-	29	4,270	29	4,270
Tribute Portfolio	17	4,789	12	1,534	29	6,323
Limited Service	**3,721**	**447,662**	**548**	**94,171**	**4,269**	**541,833**
Courtyard	1,002	140,174	154	31,289	1,156	171,463
Residence Inn	756	93,439	11	1,130	767	94,569
Fairfield Inn & Suites	910	84,060	25	3,872	935	87,932
SpringHill Suites	393	46,443	-	-	393	46,443
Four Points	144	22,011	109	22,521	253	44,532
TownePlace Suites	345	34,968	-	-	345	34,968
Aloft	99	14,826	46	9,879	145	24,705
AC Hotels by Marriott	37	6,271	90	11,353	127	17,624
Protea Hotels	-	-	86	8,739	86	8,739
Element	29	4,123	7	1,378	36	5,501
Moxy	6	1,347	20	4,010	26	5,357
Timeshare*	**70**	**18,313**	**19**	**3,873**	**89**	**22,186**
Marriott Vacations Worldwide	51	11,249	15	2,406	66	13,655
Vistana	19	7,064	4	1,467	23	8,531
Grand Total	**4,899**	**854,291**	**1,692**	**411,837**	**6,591**	**1,266,128**

*Timeshare property and room counts are included on this table in their geographical locations. For external reporting purposes, these counts are captured in the Corporate segment.

A-5

MARRIOTT INTERNATIONAL, INC.
KEY LODGING STATISTICS
In Constant $

Comparable Company-Operated North American Properties

	Three Months Ended March 31, 2018 and March 31, 2017					
	REVPAR		Occupancy		Average Daily Rate	
Brand	**2018**	**vs. 2017**	**2018**	**vs. 2017**	**2018**	**vs. 2017**
JW Marriott	$191.86	0.3%	77.7%	0.8% pts.	$246.91	-0.7%
The Ritz-Carlton	$304.39	4.8%	75.7%	1.3% pts.	$402.34	3.0%
W Hotels	$236.66	5.3%	80.1%	1.0% pts.	$295.61	3.9%
Composite North American Luxury[1]	**$276.65**	**4.5%**	**78.3%**	**1.0% pts.**	**$353.27**	**3.2%**
Marriott Hotels	$146.99	0.8%	73.6%	0.3% pts.	$199.85	0.5%
Sheraton	$128.97	0.3%	72.6%	-1.7% pts.	$177.59	2.7%
Westin	$147.42	0.8%	71.4%	-0.1% pts.	$206.52	1.0%
Composite North American Upper Upscale[2]	**$141.21**	**0.6%**	**72.7%**	**-0.2% pts.**	**$194.29**	**0.9%**
North American Full-Service[3]	**$164.01**	**1.7%**	**73.6%**	**0.0% pts.**	**$222.76**	**1.7%**
Courtyard	$97.29	-0.1%	69.1%	0.0% pts.	$140.90	0.0%
Residence Inn	$121.02	-0.4%	76.4%	-0.4% pts.	$158.45	0.1%
Composite North American Limited-Service[4]	**$103.68**	**0.5%**	**71.5%**	**0.2% pts.**	**$144.91**	**0.2%**
North American - All[5]	**$145.00**	**1.4%**	**73.0%**	**0.1% pts.**	**$198.70**	**1.3%**

Comparable Systemwide North American Properties

	Three Months Ended March 31, 2018 and March 31, 2017					
	REVPAR		Occupancy		Average Daily Rate	
Brand	**2018**	**vs. 2017**	**2018**	**vs. 2017**	**2018**	**vs. 2017**
JW Marriott	$190.01	0.6%	77.4%	0.0% pts.	$245.60	0.6%
The Ritz-Carlton	$304.39	4.8%	75.7%	1.3% pts.	$402.34	3.0%
W Hotels	$236.66	5.3%	80.1%	1.0% pts.	$295.61	3.9%
Composite North American Luxury[1]	**$257.96**	**4.3%**	**77.7%**	**1.0% pts.**	**$331.95**	**3.0%**
Marriott Hotels	$125.14	0.6%	69.6%	-0.2% pts.	$179.69	0.9%
Sheraton	$102.37	1.5%	67.8%	-0.3% pts.	$150.91	1.9%
Westin	$146.22	0.6%	72.0%	-0.5% pts.	$203.06	1.4%
Composite North American Upper Upscale[2]	**$125.37**	**1.0%**	**70.0%**	**-0.3% pts.**	**$179.11**	**1.4%**
North American Full-Service[3]	**$138.35**	**1.6%**	**70.8%**	**-0.1% pts.**	**$195.55**	**1.8%**
Courtyard	$94.12	0.9%	68.9%	0.7% pts.	$136.68	-0.1%
Residence Inn	$109.92	2.0%	76.0%	1.1% pts.	$144.72	0.5%
Fairfield Inn & Suites	$73.10	4.2%	66.3%	2.1% pts.	$110.19	0.9%
Composite North American Limited-Service[4]	**$91.42**	**2.5%**	**70.4%**	**1.3% pts.**	**$129.90**	**0.6%**
North American - All[5]	**$111.82**	**2.0%**	**70.5%**	**0.7% pts.**	**$158.52**	**1.1%**

[1] Includes JW Marriott, The Ritz-Carlton, W Hotels, The Luxury Collection, St. Regis, and EDITION.

[2] Includes Marriott Hotels, Sheraton, Westin, Renaissance, Autograph Collection, Delta Hotels, Gaylord Hotels, and Le Méridien. Systemwide also includes Tribute Portfolio.

[3] Includes Composite North American Luxury and Composite North American Upper Upscale.

[4] Includes Courtyard, Residence Inn, Fairfield Inn & Suites, SpringHill Suites, TownePlace Suites, Four Points, Aloft, Element, and AC Hotels by Marriott. Systemwide also includes Moxy.

[5] Includes North American Full-Service and Composite North American Limited-Service.

A-6

MARRIOTT INTERNATIONAL, INC.
KEY LODGING STATISTICS
In Constant $

Comparable Company-Operated International Properties

	Three Months Ended March 31, 2018 and March 31, 2017							
	REVPAR		Occupancy			Average Daily Rate	
Region	**2018**	**vs. 2017**	**2018**	**vs. 2017**		**2018**	**vs. 2017**
Greater China	$92.66	11.9%	68.7%	5.2%	pts.	$134.82	3.4%
Rest of Asia Pacific	$137.07	7.8%	76.5%	1.8%	pts.	$179.25	5.4%
Asia Pacific	**$109.20**	**10.0%**	**71.6%**	**3.9%**	**pts.**	**$152.49**	**3.9%**
Caribbean & Latin America	$160.09	10.6%	68.4%	2.9%	pts.	$233.91	6.0%
Europe	$121.72	4.1%	65.8%	1.2%	pts.	$185.03	2.3%
Middle East & Africa	$119.38	3.4%	69.8%	4.5%	pts.	$170.91	-3.3%
International - All[1]	**$118.21**	**7.3%**	**69.7%**	**3.3%**	**pts.**	**$169.69**	**2.2%**
Worldwide[2]	**$131.37**	**4.0%**	**71.3%**	**1.7%**	**pts.**	**$184.28**	**1.5%**

Comparable Systemwide International Properties

	Three Months Ended March 31, 2018 and March 31, 2017							
	REVPAR		Occupancy			Average Daily Rate	
Region	**2018**	**vs. 2017**	**2018**	**vs. 2017**		**2018**	**vs. 2017**
Greater China	$92.17	11.5%	68.1%	5.2%	pts.	$135.40	3.1%
Rest of Asia Pacific	$133.07	8.8%	75.6%	1.7%	pts.	$175.99	6.3%
Asia Pacific	**$110.34**	**10.0%**	**71.4%**	**3.6%**	**pts.**	**$154.49**	**4.4%**
Caribbean & Latin America	$123.80	8.9%	65.8%	2.5%	pts.	$188.15	4.8%
Europe	$104.94	5.9%	63.0%	2.4%	pts.	$166.60	1.8%
Middle East & Africa	$114.24	3.2%	69.0%	3.8%	pts.	$165.57	-2.4%
International - All[1]	**$110.90**	**7.5%**	**67.9%**	**3.2%**	**pts.**	**$163.39**	**2.5%**
Worldwide[2]	**$111.55**	**3.6%**	**69.8%**	**1.4%**	**pts.**	**$159.92**	**1.5%**

[1] Includes Asia Pacific, Caribbean & Latin America, Europe, and Middle East & Africa.

[2] Includes North American - All and International - All.

A-7

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA ($ in millions) Fiscal Year Fiscal Year 2018 2017 First First Quarter Quarter Net income, as reported $ 398 $ 371 Cost reimbursement revenue (3,773) (3,736) Reimbursed expenses 3,835 3,696 Interest expense 75 70 Interest expense from unconsolidated joint ventures 21 Tax provision 104 123 Depreciation and amortization 54 51 Contract investment amortization 18 11 Depreciation classified in reimbursed expenses 33 32 Depreciation and amortization from unconsolidated joint ventures10 11 Share-based compensation 38 35 Gain on asset dispositions (58) - Merger-related costs and charges 34 51 Adjusted EBITDA ** $ 770 $ 716 Increase over 2017 Adjusted EBITDA ** 8% ** Denotes non-GAAP financial measures. Please see pages A-11 and A-12 for information about our reasons for providing these alternative financial measures and the limitations on their use. A-8

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA FORECAST SECOND QUARTER 2018 ($ in millions) Range Estimated Second Quarter 2018 Second Quarter 2017 2 ** Net income, excluding certain items 1 $ 480 $ 487 Interest expense 85 85 Interest expense from unconsolidated joint ventures - - Tax provision 155 158 Depreciation and amortization 55 55 Contract investment amortization 15 15 Depreciation classified in reimbursed expenses 35 35 Depreciation and amortization from unconsolidated joint ventures10 10 Share-based compensation 45 45 Adjusted EBITDA ** $ 880 $ 890 $ 820 Increase over 2017 Adjusted EBITDA ** 7% 9% ** Denotes non-GAAP financial measures. See pages A-11 and A-12 for information about our reasons for providing these alternative financial measures and the limitations on their use. 1 Guidance excludes cost reimbursement revenue, reimbursed expenses, and merger-related costs and charges, which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption "Depreciation classified in reimbursed expenses" above. 2 We have not completed our recast of 2017 second quarter results under ASU 2014-09, but we estimate that the application of ASU 2014-09 will lower previously reported 2017 second quarter Adjusted EBITDA of $834 million by $14 million, resulting in estimated 2017 second quarter Adjusted EBITDA of $820 million. A-9

MARRIOTT INTERNATIONAL, INC. NON-GAAP FINANCIAL MEASURES ADJUSTED EBITDA FORECAST FULL YEAR 2018 ($ in millions) Range Estimated Full Year 2018 Full Year 2017 2 ** Net income, excluding certain items 1 $ 1,923 $ 1,965 Interest expense 335 335 Interest expense from unconsolidated joint ventures 10 10 Tax provision 595 608 Depreciation and amortization 225 225 Contract investment amortization 60 60 Depreciation classified in reimbursed expenses 145 145 Depreciation and amortization from unconsolidated joint ventures40 40 Share-based compensation 170 170 Gain on asset dispositions (58) (58) Adjusted EBITDA ** $ 3,445 $ 3,500 $ 3,131 Increase over 2017 Adjusted EBITDA ** 10% 12% ** Denotes non-GAAP financial measures. See pages A-11 and A-12 for information about our reasons for providing these alternative financial measures and the limitations on their use. 1 Guidance excludes cost reimbursement revenue, reimbursed expenses, and merger-related costs and charges, which the company cannot accurately forecast and which may be significant, except for depreciation classified in reimbursed expenses, which is included in the caption "Depreciation classified in reimbursed expenses" above. 2 We have not completed our recast of 2017 full year results under ASU 2014-09, but we estimate that the application of ASU 2014-09 will lower previously reported 2017 full year Adjusted EBITDA of $3,223 million by $92 million, resulting in estimated 2017 full year Adjusted EBITDA of $3,131 million. A-10

MARRIOTT INTERNATIONAL, INC. EXPLANATION OF NON-GAAP FINANCIAL AND PERFORMANCE MEASURES In our press release and schedules, and on the related conference call, we report certain financial measures that are not required by, or presented in accordance with, United States generally accepted accounting principles (“GAAP”). We discuss management’s reasons for reporting these non-GAAP measures below, and the press release schedules reconcile the most directly comparable GAAP measure to each non-GAAP measure that we refer to. Although management evaluates and presents these non-GAAP measures for the reasons described below, please be aware that these non-GAAP measures have limitations and should not be considered in isolation or as a substitute for revenue, operating income, income from continuing operations, net income, earnings per share or any other comparable operating measure prescribed by GAAP. In addition, we may calculate and/or present these non-GAAP financial measures differently than measures with the same or similar names that other companies report, and as a result, the non-GAAP measures we report may not be comparable to those reported by others. Adjusted Operating Income and Adjusted Operating Income Margin. Adjusted operating income reflects revenues, excluding cost reimbursement revenue, and operating expenses, excluding reimbursed expenses and merger-related costs, charges, and other merger-related adjustments due to purchase accounting. Adjusted operating income margin reflects adjusted operating income divided by adjusted total revenues. We believe that these are meaningful metrics because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below. Adjusted Net Income and Adjusted Diluted EPS. Adjusted net income and Adjusted diluted EPS reflect our net income and diluted earnings per share excluding the impact of cost reimbursement revenue, reimbursed expenses, merger-related costs, charges, and other merger-related adjustments due to purchase accounting, the gain on the sale of our ownership interest in Avendra, and the income tax effect of these adjustments, as well as a state tax expense relating to our plan to remit a portion of the accumulated earnings of non-U.S. subsidiaries in the future and an adjustment to our provisional estimated federal and state Deemed Repatriation Transition Tax under the U.S. Tax Cuts and Jobs Act of 2017. We calculate the income tax effect of the adjustments using an estimated tax rate applicable to each adjustment. We believe that these measures are meaningful indicators of our performance because they allow for period-over-period comparisons of our ongoing operations before these items and for the reasons further described below. Adjusted Earnings Before Interest Expense, Taxes, Depreciation and Amortization (“Adjusted EBITDA”). Adjusted EBITDA reflects net income excluding the impact of the following items: cost reimbursement revenue and reimbursed expenses, interest expense, depreciation (including depreciation classified in “Reimbursed expenses,” as discussed below), amortization, and provision for income taxes, pre- tax transaction and transition costs associated with the Starwood merger, gains and losses on asset dispositions, and share-based compensation expense for all periods presented. In our presentations of Adjusted operating income and operating income margin, Adjusted net income, and Adjusted diluted EPS, we exclude transaction and transition costs associated with the Starwood merger, which we record in the “Merger-related costs and charges” caption of our Income Statements, and other merger-related adjustments due to purchase accounting, to allow for period-over period comparisons of our ongoing operations before the impact of these items. We exclude cost reimbursement revenue and reimbursed expenses, which relate to property-level and centralized programs and services that we operate for the benefit of our hotel owners. We do not operate these programs and services to generate a profit over the contract term, and accordingly, when we recover the costs that we incur for these programs and services from our hotel owners, we do not seek a mark-up. For property-level services, our owners typically reimburse us at the same time that we incur expenses. However, for centralized programs and services, our owners may reimburse us before or after we incur expenses, causing temporary timing differences between the costs we incur and the related reimbursement from hotel owners in our operating and net income. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively. Because we do not retain any such profits or losses over time, we exclude the net impact when evaluating period-over-period changes in our operating results. A-11

MARRIOTT INTERNATIONAL, INC. EXPLANATION OF NON-GAAP FINANCIAL AND PERFORMANCE MEASURES We believe that Adjusted EBITDA is a meaningful indicator of our operating performance because it permits period-over-period comparisons of our ongoing operations before these items and facilitates our comparison of results before these items with results from other lodging companies. We use Adjusted EBITDA to evaluate companies because it excludes certain items that can vary widely across different industries or among companies within the same industry. For example, interest expense can be dependent on a company’s capital structure, debt levels, and credit ratings. Accordingly, the impact of interest expense on earnings can vary significantly among companies. The tax positions of companies can also vary because of their differing abilities to take advantage of tax benefits and because of the tax policies of the jurisdictions in which they operate. As a result, effective tax rates and provisions for income taxes can vary considerably among companies. Our Adjusted EBITDA also excludes depreciation and amortization expense which we report under “Depreciation, amortization, and other” as well as depreciation classified in “Reimbursed expenses” and “Contract investment amortization” in our Consolidated Statements of Income (our “Income Statements”), because companies utilize productive assets of different ages and use different methods of both acquiring and depreciating productive assets. Depreciation classified in “Reimbursed expenses” reflects depreciation of Marriott-owned assets, for which we receive cash from owners to reimburse the company for its investments made for the benefit of the system. These differences can result in considerable variability in the relative costs of productive assets and the depreciation and amortization expense among companies. We exclude share-based compensation expense in all periods presented to address the considerable variability among companies in recording compensation expense because companies use share-based payment awards differently, both in the type and quantity of awards granted. RevPAR. In addition to the foregoing non-GAAP financial measures, we present Revenue per Available Room (“RevPAR”) as a performance measure. We believe RevPAR is a meaningful indicator of our performance because it measures the period-over-period change in room revenues for comparable properties. RevPAR may not be comparable to similarly titled measures, such as revenues. We calculate RevPAR by dividing room sales (recorded in local currency) for comparable properties by room nights available for the period. We present growth in comparative pro forma combined company RevPAR on a constant dollar basis, which we calculate by applying exchange rates for the current period to each period presented. We believe constant dollar analysis provides valuable information regarding our properties’ performance as it removes currency fluctuations from the presentation of such results. A-12